Rule 497(e)
                                                    Registration Number 33-94412


                            TRANS ADVISER FUNDS, INC.
                         SUPPLEMENT DATED JUNE 20, 1997
                       TO PROSPECTUS DATED JANUARY 1, 1997


         The  Adviser's  parent,  Trans  Financial,   Inc.,  has  proposed  that
Countrywide Investments, Inc. assume management of the assets of the Company's five mutual funds.

         Each of the Company's five mutual funds have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Trans Adviser Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of a Countrywide Trust (the "Countrywide Fund") in exchange for shares of the Countrywide Fund. Shareholders of each Trans Adviser Fund will receive shares of the corresponding Countrywide Fund equal in value to their shares in the Trans Adviser Fund. Shareholders will not have to pay a sales load upon receiving shares of the Countrywide Fund.

         The corresponding Countrywide Fund will have investment objectives, policies and restrictions substantially identical to those of the Trans Adviser Fund. The Boards of Trustees of the Countrywide Funds are comprised of individuals other than those who currently serve as Directors of the Company. Countrywide Investments, Inc. is the investment adviser to the Countrywide Funds and Mastrapasqua & Associates, Inc. will continue as the Growth/Value and Aggressive Growth Funds' sub-adviser. Countrywide provides distribution, fund accounting and transfer agency services to the Countrywide Funds through affiliates.

         The Company's Board of Directors determined that the Plan would be in the best interests of shareholders of the Trans Adviser Funds and recommended that shareholders of each of the Trans Adviser Funds approve the Plan at a meeting anticipated to be held in late July, 1997.

         Countrywide Investments, Inc. serves as investment adviser to 15 other mutual funds. Countrywide Investments, Inc. has $858,000 in assets under management.

         Countrywide is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc. ("CCI"). CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending. CCI offers a variety of mortgage products to home buyers, including home equity loans and subprime credit quality first-lien mortgages. In addition, CCI has a loan servicing operation which serves over 1.4 million homeowners as well as a variety of ancillary financial products and services which augment its mortgage lending and servicing operations. Founded in 1969, CCI is the nation's largest independent residential mortgage lender and servicer. CCI has more than 5,500 employees and 350 offices across the nation.